Exhibit 10.5
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LICENSE AND SERVICE AGREEMENT
     THIS LICENSE AND SERVICE AGREEMENT (“Agreement”), by and among CARLYLE MARKET POST TOWER, L.P., a Delaware limited partnership (“Licensor”), CARLYLE MARKET POST TOWER MMR, L.P., a Delaware limited partnership (“Company”), and LIVEWORLD, INC., a California corporation (“Customer”) is entered into as July 1st, 2004.
     1. INTRODUCTION
     Licensor operates the Data Center and has agreed to provide the License Services to Customer in accordance with Section 2 of this Agreement. Company has agreed to provide the Company Services to Customer at the Data Center in accordance with Section 3 of this Agreement. Customer has agreed to pay the Service Fees to Licensor and/or Company and to comply with the terms of this Agreement. The License aid Service Provisions Addendum and any other documents executed by Licensor and/or Company and Customer in connection with this Agreement, as may be amended from time to time, are made part of this Agreement. All capitalized terms are defined in Section 13 of this Agreement.
     2. LICENSE SERVICES
          2.1 General. Licensor shall provide License Services to Customer subject to and in accordance with the provisions of this Agreement.
          2.2 Term; Service Fees. The Term of this Agreement with respect to any particular License Service, and the Service Fees for that Service, shall be as indicated on the applicable License and Service Provisions Addendum signed by Customer and Licensor. The Term for such Services may be extended as agreed to by Licensor and Customer. If Licensor and Customer fail to execute a new License and Service Provisions Addendum after the expiration of a Term, this Agreement shall remain in effect on a month-to-month basis and Licensor may, in its sole discretion, increase the License Service Fees or terminate this Agreement upon ten (10) days prior written notice.
          2.3 Payment. Licensor shall invoice all Service Fees for License Services monthly in advance, and Customer shall pay all amounts duo on the first day of each month, or as otherwise indicated on the invoice. If Service Fees are not paid within ten (10) days from the date due, (a) a late fee of [***]% of the overdue amount shall be due and payable by Customer and (b) such overdue amount will accrue interest from [***] days after the due date to the date of payment, at the rate specified in the License and Service Provisions Addendum, or if not specified, at the standard late interest rate charged by Licensor, and (c) Customer shall reimburse Licensor for

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all of its attorneys’ fees and costs. All payments to Licensor are exclusive of all applicable taxes, fees or levies whatsoever, now or in the future imposed on the transaction or the delivery of License Services, all of which Customer shall pay in full as invoiced by Licensor.
          2.4 Payment Due Upon Execution. The following sums (see Section 7 of the Addendum) shall be due and payable by Customer to Licensor upon Customer’s execution of this Agreement and shall he sent with Customer’s executed copies of this Agreement to Licensor: (a) any Non-Recurring Fees set forth in Section 5 of the Addendum; (b) the first and last months’ Monthly License Fees as set forth in Section 5 of the Addendum; and (c) a Security Deposit in the amount set forth in Section 6 of the Addendum.
     3. COMPANY SERVICES
          3.1 General. Company shall provide Company Services to Customer subject to and in accordance with the provisions of this Agreement
          3.2 Term; Service Fees. The Term of this Agreement with respect to any particular Company Service, and the Service Fees for that Service, shall be as indicated on the applicable License and Service Provisions Addendum signed by Customer and Company; provided that the term of this Agreement for Company Services shall not extend beyond the Term for License Services. The Term for Company Services may be extended as agreed to by Company and Customer. If Company and Customer fail to execute a new License and Service Provisions Addendum after the expiration of a Term, this Agreement shall remain in effect on a month-to-month basis and Company may, in its sole discretion, increase the Company Service Fees or terminate this Agreement upon ten (10) days prior written notice.
          3.3 Payment. Company shall invoice all Service Fees for Company Services monthly in advance, and Customer shall pay all amounts due on the first day of each month, or as otherwise indicated on the invoice. If Service Fees are not paid within ten (10) days from the date due, (a) a late fee of [***] of the overdue amount shall be due and payable by Customer and (b) such overdue amount will accrue interest from [***] days after the due date to the date of payment, at the rate specified in the License and Service Provisions Addendum, or if not specified, at the standard late interest rate charged by Licensor, and (c) Customer shall reimburse Company for all of its attorneys’ fees and costs. All payments to Company are exclusive of all applicable taxes, fees or levies whatsoever, now or in the future imposed on the transaction or the delivery of Company Services all of which Customer shall pay in foil as invoiced by Company.
          3.4 Payment Due Upon Execution. Any Non-Recurring Charges for Services set forth in Section 8 of the Addendum shall be due and payable by Customer to Company upon

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Customer’s execution of this Agreement and shall he sent with Customer’s executed copies of this Agreement to Licensor.
     4. CUSTOMER EQUIPMENT
          4.1 Installation. After obtaining authorization from Licensor, Customer may install Customer Equipment, in the Customer Area specified for Customer as provided in the License and Service Provisions Addendum or as otherwise Specified by Licensor. Customer agrees to provide Licensor, from time to time, with a list of Customer Equipment and its estimated market value, and to install and operate the Customer Equipment, including interconnections, cabling and conduit, only in the locations and as otherwise specified on the applicable License and Service Provisions Addendum and in accordance with this Agreement.
          4.2 Access and Use. The Customer Area shall only be accessed in accordance with Licensor’s security and access policies and rules. Licensor shall have the right, but not the obligation, to restrict access to those representatives of Customer who are specified in writing by Customer. Customer shall have no license to access, use, operate or store Customer Equipment (including, without limitation, conduits and cabling) in any location other than, as specified in the Customer Area, or as otherwise approved by Licensor. Licensor and Company shall have access to the Customer Area in order to perform Services, maintenance or repairs, to make alterations, and to show and inspect the Customer Area. Licensor may modify or suspend License Services as necessary to comply with any law or regulation or Licensor policy, as reasonably determined by Licensor. Customer shall comply with Licensor’s roles and regulations, including security and access policies, with respect to the Data Center. Customer may use the Customer Area only for purposes of storing maintaining and operating Customer Equipment in a manner consistent with the business and Operations of the Data Center, Customer shall not use the Customer Area for general office use or for any other purpose. Customer agrees not to interfere with the use of the Data Center by other licensees, occupants and tenants. If Customer or the Customer Equipment interferes with the operations of the Data Center or with any operations or equipment of any licensee, occupant or tenant of the Data Center, Customer shall immediately eliminate all such interference. No work or alterations to the Data Center shall be performed by or on behalf of Customer unless approved in writing and in advance by Licensor, and Customer shall not cause any liens to be imposed upon the Data Center. If Customer desires to interconnect with other customers, licensees or tenants in the Building, Customer agrees to facilitate all of its interconnections and cross-connections via the MUX and MDF Rooms offered by Company. Customer acknowledges that neither Licensor nor Company have made any representations or warranties regarding Customer’s ability to interconnect with other customers, licensees or tenants in the Building. Customer’s inability to interconnect with other customers, licensees or tenants in this Building shall not affect Customer’s obligations under this Agreement.

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          4.3 Removal of Customer Equipment. If Customer wants to remove any Customer Equipment during the Term of this Agreement, Customer shall provide Licensor with a written description of the Customer Equipment to be removed. Upon request, Customer shall pay all Service Fees and other sums payable to Licensor prior to removal of substantially all of the Customer Equipment.
          4.4 Relocation of Customer Equipment. In the event Licensor determines that it is necessary to relocate Customer Equipment, Licensor shall use commercially reasonable efforts to minimize the interference with Customer’s use of the Services, and Customer shall cooperate in. good faith with Licensor to facilitate such relocation. Licensor shall be responsible for any costs incurred by Licensor in connection with any such relocation, and for the cost of direct labor Incurred by Customer within the Data Center in connection with such relocation (but not other costs incurred by Customer). Notwithstanding the foregoing, if such relocation is due to interference of Customer Equipment or otherwise required because of Customer, Customer shall be responsible for the costs of such relocation, including all costs incurred by Licensor, Company and Customer.
          4.5 Security. Licensor has rules and policies governing security, with which Customer agrees to comply; however, Licensor does not guarantee fee security of Customer Equipment or the Customer Area, and Customer agrees that Licensor will not be liable for any inability, failure or mistake in doing so. Customer shall provide to the Data Center manager any keys or any other means necessary to access such Customer Equipment during emergencies.
          4.6 Removal of Cabling. Customer shall, at its sole cost and expense, promptly (and otherwise within 5 business days after demand by Licensor, which demand may be made from time to time and at any time) remove any unused and/or dead cables of Customer in the Customer Area, Data Center and/or any other portion of the Building (without providing Customer the right to have any cabling except to the extent set forth in the License and Service Provisions Addendum), and immediately repair all damage resulting from such removal. If Customer fails to comply with the foregoing terms of this Section 4.6, then Licensor may, upon forty-eight (48) hours written notice to Customer, remove such unused and/or dead cables (whether existing or future), and/or repair those portions of the Customer Area, Data Center and/or any other portion of the Building damaged by the removal (whether the removal was done by Licensor or Customer), and Customer shall, immediately upon demand by Licensor, pay to Licensor all costs and expenses incurred in connection therewith, including, without limitation, Licensor’s administrative fee of [***]% of the cost or the work in question.
     5. CUSTOMER OBLIGATIONS
          5.1 Representations and Warranties of Customer. Customer represents and warrants (to Licensor and Company) that at all times (i) Customer has the legal right and authority,

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and will maintain the legal right and authority during the Term of this Agreement, to install and use the Customer Equipment as contemplated under this Agreement; and (ii) the performance of its obligations under this Agreement and use of Services and Customer Equipment will not violate applicable manufacturer’s specifications, or any applicable laws or regulations, or rules, regulations or policies of Licensor or Company, or unreasonably interfere with other Licensor and/or Company customers’ use of Services, or with the use of Services of Data Center by any licensees, tenants or other occupants of the Data Center, (iii) the person or persons executing this Agreement on behalf of Customer is or are authorized to do so.
          5.2 Damage/Repair. if Customer or any of its agents, assignees, sublicensees, representatives, employees, contractors, subcontractors or invitees damages any portion of the Data Center or any equipment of any tenant, licensee or customer, Licensor and/or Company shall have the right and may, in its sole discretion, repair such damage and Customer shall immediately reimburse Licensor and/or Company, as applicable for all costs and expenses incurred in such repair.
     6. INSURANCE
          6.1 Customer Minimum Insurance Levels. Customer will maintain the following insurance during the Term: (i) comprehensive general liability insurance in an amount not less than US$[***] per occurrence for bodily injury and property damage; (ii) hazard insurance for Customer Equipment for perils covered by the special form ISO Commercial Property insurance policy, including but not limited to loss of business income and extra expense; and (iii) machinery insurance for Customer Equipment for perils covered by the broad form machinery policy, including but not limited to business interruption and extra expense, and (iv) workers compensation insurance or employer’s liability insurance in an amount not less than that required by applicable law. Such insurance shall be with insurers reasonably acceptable to Licensor and Company; shall not have a deductible amount in excess of US$[***] in aggregate; shall name Licensor and Company and any other parties identified by Licensor or Company from time to time, such as their lenders, as additional insured (Licensor, Company, and each additional parties shall be referred to herein as the “Additional Insureds”); shall provide that such insurance is primary and that any insurance carried by Licensor or Company or any other Additional Insured is excess and non-contributing; shall provide that such insurance cannot be canceled or modified upon less than thirty (30) days prior written notice to Licensor and Company and any other Additional Insured; and shall provide that the insurer waives all rights of subrogation against Licensor, Company, all Additional Insureds and their respective officers, directors, employees, agents, representatives and contractors. Prior to any installation of Customer Equipment in the Customer Area, and prior to any expiration date of the insurance policies, Customer will furnish copies of policies which evidence insurance coverage required hereunder. Upon request by Licensor or Company, Customer will provide copies of all required insurance policies.

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          6.2 Waiver of Subrogation. Licensor, Company and Customer hereby waive and shall cause their respective property insurance carriers to waive any and all rights of recovery, claim, action or causes of action against the other and their respective trustees, principals, beneficiaries, partners, officers, directors, agents, and employees, for any loss or damage that way occur to Licensor, Company or Customer or any party claiming by, through or under Licensor, Company or Customer, as the case may be, with respect to any Customer Equipment or the Data Center thereof, including all rights of recovery, claims, actions or causes of action arising out of the negligence of Licensor, Company or the negligence of Customer which loss or damage is (or would have been, had the property insurance required by this Agreement been carried) covered by insurance.
     7. INTELLECTUAL PROPERTY
     Customer is and shall remain exclusively entitled to all right, title and interest in and to all of Customer’s Technology and its Confidential Information, Licensor is and shall remain exclusively entitled to all right, title and interest in and to all of Licensor’s Technology and its Confidential Information, and Company is and shall remain exclusively entitled to all right title and interest in and to all of Company’s Technology and its Confidential Information. No Party shall, directly or indirectly, reverse engineer, decompile, disassemble or otherwise attempt to derive source code or other trade secrets from the property of the other Parties.
     8. NO LEASE OR EASEMENT
     This Agreement is a services agreement and does not constitute a lease, sublease or easement of or with respect to real property. Customer acknowledges and agrees that it has been granted only a limited and non-exclusive license to use fee Customer Area and the Data Center in accordance with this Agreement, and to obtain the License Services and Company Services.
     9. NO THIRD PARTY BENEFICIARIES; INDEMNIFICATION
     Licensor, Company and Customer agree that there shall be no third party beneficiaries to this Agreement, including, but not limited to, the insurance providers for any Party. Customer will indemnify, defend, protect and hold harmless Licensor and Company, and their respective officers, directors, principals, and employees (collectively, the “Indemnified Parties’”), from and against any and all costs, damages, liabilities, losses, and expenses (including, but not limited to, reasonable attorneys’ fees and costs) resulting from any claim, suit, action, or proceeding brought by any third party against any Indemnified Party alleging (i) the infringement or misappropriation of any intellectual property right or other unlawful or illegal wrongdoing by Customer relating to the delivery or use of Services by Customer, its officers, directors, principals, employees, agents, assignee and sublicensees; (ii) personal or physical injury or property damage caused by Customer, its officers, directors, principals, employees, agents, assignees or sublicensees; (iii) any work done at

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the Data Center by or for Customer, or any negligent act or omission by Customer or its officers, directors, principals, employees, agents, assignees and sublicensees, or any breach of this Agreement by Customer; and (iv) any damages arising out of the Services or the failure of Services, or the use by Customer or its employees, agents, contractors, assignees or sublicensees of the Data Center, or any claims by customers of Customer, or the destruction or damage to Customer Equipment, except as caused by Licensor’s or Company’s gross negligence or willful misconduct. The provisions of this Section shall survive termination of this Agreement
     10. LIMITATIONS OF LIABILITY
          10.1 Damage to Customer Equipment. Neither Licensor nor Company assumes any liability for, and Customer hereby releases Licensor and Company for, any damage to, or loss of, any Customer Equipment resulting from any cause (except Licensor’s and/or Company’s own willful misconduct or gross negligence), and Customer assumes full responsibility for protecting the Customer Equipment. In any event, Licensor and Company shall not be liable for any damage resulting from any type of conduct if such loss is covered by Customer’s property/hazard insurance. To the extent Licensor or Company is found liable for any damage to, or loss of, Customer Equipment, such liability will be limited to the replacement value of Customer Equipment. Neither Licensor nor Company shall be liable for lost data and software.
          10.2 Limitation of Damages. Licensor’s and Company’s respective liability arising out of or relating to this Agreement, including without limitation on account of performance or nonperformance of obligations hereunder, regardless of the form of the cause of action, whether in contract, tort (including without limitation negligence), statute or otherwise, shall be subject to the other terms of this Agreement and shall in no event exceed the amounts paid by Customer to Licensor for the License Services which are the subject matter of the claim or paid by Customer to Company for the Company Services which are the subject matter of the claim or, if it does not relate to specific Services, to [***] of all amounts paid by Customer to Licensor and/or Company, as applicable.
          10.3 Waiver of Certain Damages. Notwithstanding anything to the contrary contained in this Agreement, neither Licensor nor Company shall, under any circumstances, be liable for any claim for any consequential, incidental, indirect, punitive, exemplary or special damages of any nature whatsoever, or for any damages arising out of or in connection with any malfunctions, delays, loss of data, lost revenues, lost profits, interference, interruption of service or loss of business or anticipatory profits, regardless of form of action, whether in contract, tort (including negligence), strict liability or otherwise.
          10.4 Warranty Limitation. Neither Licensor nor Company makes any express and/or implied warranties of any kind whatsoever, including, but not limited to, warranties of fitness

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for a particular purpose, merchantability, noninfringement of intellectual property rights and title, and any warranties arising from a course of dealing, usage, or trade practice.
     11. TERMINATION; EXPIRATION
          11.1 Termination for Breach. Licensor and/or Company may terminate this Agreement upon written notice of termination to Customer, if (i) Customer breaches any material term, or condition of this Agreement (including, without limitation, the failure to pay any Service Fees when due) and, if such breach arises due to a failure to pay Service Fees, such failure continues for three (3) business days after such Fees are past due, and, with respect to other breaches (other than as provided in this paragraph as subsections (ii) and (iii) below), Customer fails to cure such breach within seven (7) days after receipt of written notice of breach from the Party sending the notice; (ii) Customer files a voluntary petition in bankruptcy or commences any voluntary proceeding relating to insolvency, receivership, liquidation, or composition or assignment for the benefit of its creditors; or (iii) Customer becomes the subject of an involuntary petition, in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation or composition or assignment for the benefit of creditors if such petition or proceeding is not dismissed within thirty (30) days of ruling.
          11.2 Termination by Licensor or by Company. If Customer defaults under this Agreement as provided in Section 11.1 above, Licensor or Company, as applicable, at any time thereafter has the right to deny Customer access to the Data Center, may suspend and terminate the provision of Services and may terminate this Agreement. In addition to all other remedies, upon termination of this Agreement, Licensor and Company each reserves the right to disconnect power to Customer Equipment, and otherwise discontinue Services.
          11.3 Removal of Equipment/Security Agreement/Lien on Equipment. Upon the expiration or earlier termination of this Agreement, Customer shall remove from the Data Center all Customer Equipment and shall return the Customer Area to Licensor in the same condition as it was on the Commencement Date, normal wear and tear excepted, pursuant to a time schedule agreed upon by Licensor and Customer, or if no schedule is agreed upon, within ten (10) days after the expiration date or termination date, as applicable. Customer shall not be permitted to remove any Customer Equipment or retrieve any stored data unless payment of all Service Fees and other amounts due and. payable to Licensor and Company are current and not in default. If Customer fails to comply with this paragraph, Customer shall be responsible for all damages and costs incurred by Licensor and Company, and during any period of holdover, shall also pay Licensor and Company monthly Service Fees equal to [***]% of the monthly Service Fees in effect immediately preceding such holdover. Customer agrees that Licensor and Company shall each have a security interest/lien on Customer’s Equipment and Customer’s stared data as security for payment of all Service Fees and other amounts due and payable to Licensor and Company, as applicable.

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          11.4 Storage of Customer Equipment. If Customer does not remove the Customer Equipment as required by this Agreement, Licensor may remove Customer Equipment to a secure storage area, at Customer’s expense. Licensor shall not be liable for any loss or damage caused to Customer or its Customer Equipment or other property resulting from such removal and storage. If Licensor and Company do not receive payment of all unpaid Service Fees and other amounts due and payable to Licensor and Company, and the cost of removal and storage within sixty (60) days after the end of the Term, Licensor or Company may sell the Customer Equipment at public or private sale. The proceeds of such sale shall be applied to costs and to any amounts owing by Customer to Licensor and/or Company, and any damages incurred by Licensor and/or Company. and the balance, if any, shall be paid to Customer.
     12. DEFAULT PROVISIONS
          12.1 Licensor’s Remedies. If Licensor terminates this Agreement because of any reasons set forth in Section 11.1, of if Customer terminates this Agreement without just cause, Customer agrees to pay to Licensor, within ten (10) days of such termination: (i) an amount equal to the total of any and all discounts given Customer from the License Service Fees as reflected on the License and Service Provisions Addendum up to the date of termination, and (ii) since the contract damages suffered by Licensor would be extremely difficult, if not impossible, to determine. Customer agrees to pay Licensor an amount equal to [***] of the License Service Fees payable for all of the months remaining on the Term of this Agreement, as liquidated damages and not as a penalty. These damages shall be in addition to the amounts due pursuant to Sections 9, 11.3 and 11.4 hereof.
          12.2 Company’s Remedies. If Company terminates this Agreement because of any reasons set forth in Section 11.1, or if Customer terminates this Agreement without just cause, Customer agrees to pay to Company, within ten (10) days of such termination: (i) an amount equal to the total of any and all discounts given Customer from the Company Service Fees as reflected on the License and Service Provisions Addendum up to the date of termination, and (ii) since the contract damages Suffered by Company would be extremely difficult, if not impossible, to determine, Customer agrees to pay Company an amount equal to [***] of the Company Service Fees payable for all of the months remaining on the Term of this Agreement, as liquidated damages and not as a penalty. These damages shall be in addition to the amounts due pursuant to Sections 9, 11.3 and 11.4 hereof.
     13. DEFINITIONS
     “Commencement Date” means, with respect to any License Service, the date Licensor will begin providing such License Service to Customer, and with respect to any Company Service, the date that Company will begin providing such Company Service to Customer, as indicated on the

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relevant License and Service Provisions Addendum. The Commencement Date of this Agreement shall be the fast Commencement Date of any License Service or Company Service.
     “Company Services” means all services set forth in the applicable License and Service Provisions Addendum, including, without limitation (to the extent set forth in the applicable License and Service Provisions Addendum) (i) Wiring Services (providing connections at the Data Center using cables); (ii) MDF Services (cross-connects through a main distribution frame); (iii) Clocking Service (redundant clocking source or Customer networks through a managed Stratum II clocking system); (iv) Media Conversion Service (managed media conversion service that extends the traditional reach limitations of Time Division Multiplexed and Ethernet circuits); (v) EasyMUX Service (managed multiplexing and de-multiplexing service at a variety of connection speeds for grooming and aggregation of circuits); (vi) Rack-and-Stack Service (basic installation services for Customer equipment, including racks, cabinets, cable trays, ladder racks and equipment chassis); (vii) Build-Out Service (build-out services, including demolition and clean-up, site preparations, electrical and lighting, layout implementation and finish out of space); (viii) Remote Hands Service (repair, maintenance and other services activated remotely) and (ix) DC Power (direct current power service).
     “Confidential Information” means any information disclosed by any Party to the other Parties, directly or indirectly, in writing, orally or by inspection of tangible objects that is designated as “Confidential,” “Proprietary” or some other similar designation, including information disclosed to a disclosing party by third parties.
     “Customer Area” means that portion or those portions of the Data Center made available to customers of Licensor for the placement of Customer Equipment and equipment of other Licensor customers.
     “Customer Equipment” means the Customer’s computer and network hardware (not including stored data) and all other tangible equipment placed by or on behalf of Customer in the Customer Area. The Customer Equipment shall be identified on a list delivered by Customer to Licensor, as amended in writing from time to time by Customer.
     “Data Center” means the co-location facility operated by Licensor and located at the address set out in the License and Service Provisions Addendum.
     “Force Majeure Event” is any cause beyond a Party’s reasonable control, including, without limitation, acts of war, acts of God, earthquake, hurricanes, flood, fire or other similar casualty, embargo, riot, sabotage, labor shortage or dispute, governmental act, insurrections, epidemics, quarantines, inability to procure materials or transportation facilities, failure of power, restrictive

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governmental laws or regulations, condemnation, failure of the Internet or other reason of a like nature not resulting from the actions or inactions of a Party.
     “License and Service Provisions Addendum” means the form or forms so entitled, as may be amended, signed by Customer and Licensor and/or Customer and Company setting out matters including without limitation License Services, Company Services and Service Fees.
     “License Services” means all services set forth in the License and Service Provisions Addendum, including without limitation (to the extent set forth in the applicable License and Service Provisions Addendum) (i) Co-Location Services (the provision of space as set forth in a License and Service Provisions Addendum for Customer Equipment pursuant to this Agreement), (ii) AC Power (alternating current power service and, to the extent applicable, uninterruptible power supply service) and (iii) the non-exclusive use of Conduits and Innderducts.
     “Party(ies)” means the party or parties signing this Agreement.
     “Service Fees” means charges for Services as identified in the applicable License and Service Provisions Addendum.
     “Technology’’ with respect to any Party means such Party’s proprietary technology, including (with respect to Company or Licensor, as applicable) Services, software tools, hardware designs, algorithms, software (in source and object forms), user interface designs, architecture, class libraries, objects and documentation (both printed and electronic), network designs, know-how, business methods, and any related intellectual property rights throughout the world (whether owned by such Party or licensed to such Party from a third party) and also including any derivatives, improvements, enhancements or extensions of Technology conceived, reduced to practice, or developed by such Party or a related party during the Term.
     “Term” means the period or period of time, as set forth in the License and Service Provisions Addendum, during which Licensor and Customer, or Company and Customer, as applicable, are obligated to perform under this Agreement.
     “Termination Date” means, with respect to any License Service, the date on which Licensor shall cease to provide such License Service, and with respect to any Company Service, the date on which Company shall cease to provide such Company Service, as indicated on the applicable License and Service Provisions Addendum, or such earlier date which may be determined in accordance with this Agreement.
     14. MISCELLANEOUS PROVISIONS

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          14.1 Destruction of Data Center. Licensor may terminate this Agreement by written notice to Customer in the event (a) the Data Center is wholly or partially damaged by fire, windstorm, tornado, flood or by similar causes or casualties, whether or not the License Services or Company Services are affected, and one or more of the following conditions are present; (i) in Licensor’s reasonable judgment, the repairs cannot be accomplished within 180 days after the date of discovery of the damage, (ii) the holder of any mortgage or deed of trust or a ground lessor requires the insurance proceeds be used for purposes other than the repair, (iii) the damage is not fully covered by Licensor’s insurance, (iv) the damage occurs during the final 12 months of the Term, or (v) the cost to repair exceeds $[***] in the aggregate, or (b) all or any portion of the Data Center is taken by power of eminent domain, or Licensor grants a deed or either instrument in lieu of such taking. If Licensor does not terminate this Agreement, Licensor shall have a reasonable time within which to rebuild or make any repairs. Customer is responsible to repair and replace any damaged or destroyed Customer Equipment Licensor and Company shall have no liability to Customer for any casualty, eminent domain or failure or suspension of License Services or Company Services, or for any annoyance, inconvenience, injury or damage related to such event or any repairs or restoration.
          14.2 Force Majeure; Court Order; Cancellation. No Party will be liable for any failure or delay in its performance under this Agreement (other than its obligation to make a payment of money under this Agreement) due to a Force Majeure Event, provided that the non-performing Party: (a) gives the other Party prompt written notice of such cause, and (b) takes all reasonable steps to promptly correct such failure or delay in performance. Neither Licensor nor Company shall be liable for its failure or delay in its performance under this Agreement if such failure to delay is in compliance with and pursuant to an order issued by a court (or other tribunal) of competent jurisdiction. If either Licensor or Company is unable to provide applicable Services for a period in excess of thirty (30) consecutive days for any reason set forth in this section, any Party may cancel this Agreement upon written notice to the other Parties, and all Parties shall be released from all liability accruing under this Agreement from and after the effective date of such cancellation.
          14.3 Governing Law; Dispute Resolution. This Agreement shall be governed by the laws of the State of California, without reference to its conflict of law provisions. The Parties agree to use commercially reasonable efforts to resolve all disputes by negotiation. Any such dispute not so settled within thirty (30) days from the receipt of notice of the dispute will be settled by arbitration conducted in the city in which file Data Center is located and in accordance with the rules of the American Arbitration Association. All decisions by any arbitrator shall be in accordance with the applicable federal, state and local laws and shall be contained in a reasoned, written opinion. Responsibility for costs of the arbitration and related attorney’s fees and expenses of the Parties will be as specified in the arbitration award, and the arbitrator(s) is hereby authorized and directed to take into account the relative merits of the positions of the respective Parties in allocating such fees, costs, and expenses. The arbitration award will be final and binding upon the Parties

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
hereto. In the event a Party applies for a judgment to be entered on an arbitrator’s award, or in the event of any litigation between the parties, then and in such event the Courts of the jurisdiction (state or country) in which the Data Center is located will have exclusive jurisdiction over the parties and subject matter, and the prevailing parry shall be entitled to reasonable attorneys’ fees and costs.
          14.4 Security Deposit. Licensor and Company shall have the right to obtain from Customer a security deposit, which shall secure the compliance of Customer with the terms of this Agreement, in the amount indicated on the applicable License and Service Provisions Addendum, Licensor and Company shall have the right to retain that portion of the security deposit necessary to pay for any damages incurred by Licensor or Company for Customer’s breach of this Agreement. Customer shall immediately replenish any security deposit to the extent used by Licensor or Company to cure a breach of this Agreement,
          14.5 Severability; Waiver. In the event any provision of this Agreement is held by a tribunal of competent jurisdiction to be contrary to any law or regulation, the remaining provisions of this Agreement will remain in full force and effect. The Parties shall not be deemed to waive any of their rights or remedies under this Agreement unless such waiver is in writing and signed by the Party to be bound. The waiver of any breach or default of this Agreement will not constitute a waiver of any subsequent breach or default.
          14.6 Excess Utilities. Except as is specifically provided in a License and Service Provisions Addendum, Customer shall pay for all chilled water, electricity and other utilities and services that are in excess of building standard, as reasonably determined by Licensor. Licensor shall have the option of requiring Customer to pay such utilities directly to the utility provider.
          14.7 Assignment. Customer may assign this Agreement as part of a corporate reorganization, consolidation, merger, or sale of substantially all of its assets without obtaining Licensor’s or Company’s consent, provided that the transferee has fit least the same net worth as the original Customer. Except for the foregoing, Customer may not assign this Agreement or sublicense the Customer Area of the Services without first obtaining Licensor’s and Company’s written consents. In any event, no assignment shall relieve Customer of its obligations hereunder. Both Licensor and Company may assign this Agreement in whole or in part without obtaining the consent of Customer or any other Party.
          14.8 Notice. Any notice or communication required or permitted to be given under this Agreement may be delivered by hand, sent by overnight courier, at the addresses set forth in the License and Service Provisions Addendum(s) or at such other address as may hereafter be furnished. Such notice will be deemed, to have been given as of the date it is delivered unless such date is a weekend or holiday, in which event such notice will be deemed delivered on the next-succeeding business day.

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
          14.9 Relationship of Parties. Licensor and Customer are independent contractors and this Agreement will not establish any relationship of partnership, joint venture, employment, franchise or agency between Licensor and Customer. Company and Customer are independent contractors and this Agreement will not establish any relationship of partnership, joint venture, employment, franchise or agency between Company and Customer.
          14.10 Entire Agreement; Counterparts. This Agreement constitutes the complete and exclusive agreement between the Parties with respect to the subject matter hereof, and supersedes and replaces any and all prior or contemporaneous discussions, negotiations, understandings and agreements, written and oral, regarding such subject matter. This Agreement may be executed in counterparts.
          14.11 Language. If this Agreement is translated into another language, the translation is for the convenience of the Customer and the provisions of the version of this Agreement set forth in English shall prevail for all purposes.
          14.12 Headings. Headings used in this Agreement are for reference only.
          14.13 Binding Effect. This Agreement will bind and inure to the benefit of each Party and each Party’s successors and permitted assigns.

LIVEWORLD, INC.

By:	/s/ Andrew Oliver

Name:	Andrew Oliver

Its:	Director of Operations

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.

CARLYLE MARKET POST TOWER, L.P.

By:

Name:

Its:

CARLYLE MARKET POST TOWER MMR, L.P.

By:

Name:

Its:

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
EXHIBIT A
COLO FACILITY SPECIFICATIONS
     1. List of services available
          a. Pricing

Cabinet*
Customer Cage**
19” Cabinet (inside Cage), installed***
2 Post Relay Rack (inside Cage) 7' -19" or 23" wide, installed
4 Post Relay Rack (inside Cage) 7 -19" or 23" wide, installed***
120 Volts VAC CPS Backed Power Circuit per Amp
220 Volts VAC CPS Backed Power per Amp
- 48 VDC Circuit A&B Feed together per Amp
Pots Line
T-1 Cross Connect
DS-3 Cross Connect
OC-x Cross Connect
Ethernet Cross Connect
Gig E Cross Connect
          b. Install times for services

*	includes shelf, patch panel and 10 outlet power strip

**	One 2 post rack per 20 sq. ft, One 4 post rack per 24 sq ft

***	36” depth

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
               i. Provider must be able to use commercially reasonable efforts to meet the following customer install timeframes;
               ii. [***] weeks for a cabinet install
               iii. [***] weeks for a cage install
               iv. Provider will note any extended time frames and provide reasons why the time frame was exceeded.
               v. Provider will use commercially reasonable efforts to accept expedited install requests and will quote a reasonable fee for the expedited install.
          c. Response times for services
               i. Requests for quote — [***] business days. If this timeframe cannot be met, the Provider will note this at the time of the request.
               ii. RHS as above.
               iii. Cross Connect installs — [***] business days.
     2. Provider SLA’s
          a. Installation services {cabs/cage/cross connect timelines) as set forth above.
          b. Provider shall use commercially reasonable efforts to meet the following CRG WEST Standards
               i. HVAC temperature range [***] degrees F
               ii. HVAC Relative Humidity range [***]
          c. Redundant power feed should be on a separate fully redundant infrastructure. Diverse PDUs.
               i. Security
                    (1) Access to space — no more than [***] minutes to gain entry to lease space

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
                    (2) Copy of access logs — no more than [***] minutes from time of request
                    (3) Copy of CCTV tapes — no more than [***] hours from time of request
               ii. In the case of any outage process in section 6 below applies.
     3. Escalation
          a. Provider NOC escalation information

			Email		Cell
	Title	Full Name	Address	Office Phone	Phone/Pager
Level 1	NOC	LiveWorld NOC	ops@liveworld.com	(408) 203-4884

Level 2		Bruce Dembecki	bruce@liveworld.com	(408) 218-1313

Level 3	Director	Andrew Oliver	andrewo@liveworld.com	(408) 203-4884

Level 4
          b. CRG West account representative for the Provider site

			Email		Cell
	Title	Full Name	Address	Office Phone	Phone/Pager
Level 1	Director	Kevin Francis	kfrancis@crgwest.com	(408) 918-4309	(415) 760-9655

Level 2

Level 3

Level 4
     4. Problem resolution process
     Process flow with names and procedure [OPEN — Needs to come back in]
     5. Site Access

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
          a. Subject to terms of Agreement and events beyond Provider’s control, Customers must have 24x7x365 access to the site including available convenient parking
          b. Provider will Supply a reasonable amount of free unreserved parking, not to exceed ___ spaces, for on a first-come, first-served basis
     6. Need provider cabinet specifications
          a. Cabinet size (L x W x H)
          b. Fan capacity
          c. Locking doors
          d. Vented doors
          e. Rail space configuration
          f. Cabling specifications and handoff at the cabinet (i.e. patch panel, lose cabling untermninated)
     7. Collocation Facility Metrics
          a. Power. Provider will use commercially reasonable and good faith efforts to ensure that the entire quantity of purchased power will be delivered [***]% of the time except as part of scheduled maintenance. Any power outage lasting longer than [***] minutes may make customer eligible for a service credit to be applied to customer’s next monthly invoice for services.
               i. Remedies and Credits. Credits for power outages are determine and calculated on a per-occurrence basis, commencing upon the Provider’s initial awareness of an outage and ending when the service has been restored. Customer’s service credit is a prorated amount derived from the monthly space and power fee for the affected service. Customer’s service credit shall not exceed total monthly billable irregardless of service affecting period. Non-proactive credits must be requested from the CRG West within 10 days of the resolution of the outage for which the credit is being requested. Remedies shall only be given on affected cabinets or cages purchased from Provider,

	Length of	Type of
Category	Outage	Credit	Amount of Credit
Provider Facility	[***] minutes	Proactive	[***] day space and power fee for the affected service

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
          b. Environmentals. Provider will use commercially reasonable and good faith efforts to ensure that the temperature of open space in the collocation area will remain between [***] and [***] degrees Fahrenheit, and relative humidity will remain between [***]%. If the temperature or humidity of the open space in the collocation area exceeds these parameters, customer may be eligible for a service credit to be applied to their next monthly invoice for services. This commitment in no way applies to localized condition within a particular cabinet or other enclosed space.
Remedies and Credits. Credits for environmental violations are determined and calculated on a per-occurrence basis, commencing upon the NOC’s initial awareness of an outage and ending when the environment has been normalized. Customer’s service credit is a prorated amount derived from monthly space fee for the affected service. Non-proactive credits must be requested from CRG West’s Sales team within 10 days of the resolution of the outage for which the credit is being requested. Remedies shall only be given on affected cabinets or cages purchased from Provider.

	Allowed	Type of
Category	Parameters	Credit	Amount of Credit
Provider Facility Temperature	[***] degrees Fahrenheit	Proactive	[***] day space and power fee for the affected service

Provider Facility Temperature	[***]%	Proactive	[***] day space and power fee for the affected service
          c. Physical Security. Provider will use commercially reasonable and good faith efforts to ensure that all unlocked spaces will be continuously monitored by a Provider employee, security guard, or other authorized designee and that all access logs will be made available within 30 minutes of customer’s request to Provider. Customer’s service credit is a prorated amount derived from the monthly space fee for the affected service.
               i. Remedies and Credits. Credits for physical security violations are determine and calculated on a per-occurrence basis. Customer’s service credit is a prorated amount derived from the monthly space fee for the affected service. Non-proactive credits must be requested from CRG West within 30 days of the resolution of the outage for which the credit is being requested. Remedies shall only be given on affected cabinets or cages purchased from Provider.

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.

Type of Credit
Category	Credit	Amount of Credit
Provider Facility	Proactive	[***] day space and power fee for the affected service
Other –
Missed installation date – Waiver of install fee.